Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of December 6, 2022 (the “Effective Date”) by and among SAB Biotherapeutics, Inc., a Delaware corporation (the “Company”), and the Investors identified on Exhibit A attached hereto (each an “Investor” and collectively, the “Investors”).

Recitals

A.
The Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the 1933 Act (as defined below) and Regulation D (as defined below); and
B.
The Investors, severally and not jointly, wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and subject to the conditions stated in this Agreement, (i) shares (the “Shares”) of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”) and (ii) warrants, in substantially the form attached hereto as Exhibit B (the “Warrants”), to acquire up to that number of additional shares of Common Stock equal to 100% of the number of Shares (rounded down to the nearest whole share) purchased by such Investor (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants collectively are referred to herein as the “Warrant Shares”).
C.
The Shares, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities”.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person.

“Agreement” has the meaning set forth in the Preamble.

“Anti-Money Laundering Laws” has the meaning set forth in Section 4.9.

“BCM” has the meaning set forth in Section 4.19.

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“BCM Investor” has the meaning set forth in Section 4.19.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Bylaws” means the Company’s Amended and Restated Bylaws, as may be amended and/or restated from time to time.

“Certificate of Incorporation” means the Company’s Amended and Restated Certificate of Incorporation, as may be amended and/or restated from time to time.

“Cleansing Release” has the meaning set forth in Section 9.7.

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“EDGAR system” means the Electronic Data Gathering, Analysis, and Retrieval system.

“Effective Date” has the meaning set forth in the Preamble.

“Environmental Laws” has the meaning set forth in Section 4.15.

“Evaluation Date” has the meaning set forth in Section 4.22.

“FDA” has the meaning set forth in Section 4.24.

“GAAP” has the meaning set forth in Section 4.17.

“Health Care Laws” means the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §§ 301 et seq.), the regulations promulgated by other similar local, state or federal law and regulations.

“Indemnified Party” has the meaning set forth in Section 8.4.

“Indemnifying Party” has the meaning set forth in Section 8.4.

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“Intellectual Property” means all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, trade secrets, licenses, domain names, information and proprietary rights and processes.

“Intellectual Property Rights” has the meaning set forth in Section 4.14.

“Investor” has the meaning set forth in the Preamble.

“Investor Indemnified Party” has the meaning set forth in Section 8.2.

“Investor Questionnaire” has the meaning set forth in Section 3.1.

“Investors” has the meaning set forth in the Preamble.

“Irrevocable Transfer Agent Instructions” has the meaning set forth in Section 7.3.

“Legend Removal Date” has the meaning set forth in Section 7.2.

“Majority Investors” has the meaning set forth in Section 6.3(a)(i).

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, financial condition or business of the Company and the Subsidiaries taken as a whole, (ii) the legality or enforceability of any of the Transaction Documents or (iii) the ability of the Company to perform its obligations under the Transaction Documents; provided, however, that in no event shall any of the following occurring after the date hereof, alone or in combination, be deemed to constitute, or be taken into account in determining whether, a Material Adverse Effect has occurred: any effect caused by the announcement or pendency of the transactions contemplated by the Transaction Documents, or the identity of any Investor or any of its Affiliates as the purchaser in connection with the transactions contemplated by this Agreement or any change in the market price of the Common Stock.

“Material Contract” means any contract, instrument or other agreement to which the Company is a party or by which it is bound which is material to the business of the Company, including those that have been filed as an exhibit to the SEC Filings pursuant to Item 601(b)(10) of Regulation S-K.

“Nasdaq” means The Nasdaq Stock Market.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agent Fee” has the meaning set forth in Section 4.19.

“Registrable Securities” means (i) the Shares, (ii) and the Warrant Shares and (iii) any other securities issued upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the

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effectiveness of any, or file another, registration statement hereunder with respect thereto) upon the first to occur of (A) a registration statement with respect to the sale of such Registrable Securities being declared effective by the SEC under the 1933 Act and such Registrable Securities having been disposed of or transferred by the holder thereof in accordance with such effective Registration Statement, (B) such Registrable Securities having been previously sold or transferred in accordance with Rule 144 (or another exemption from the registration requirements of the 1933 Act), and (C) such securities becoming eligible for resale without volume or manner-of-sale restrictions and without current public information requirements pursuant to Rule 144.

“Regulation D” means Regulation D as promulgated by the SEC under the 1933 Act.

“Rule 144” means Rule 144 promulgated under the 1933 Act (or any successor rule).

“Sanctions” has the meaning set forth in Section 4.27.

“SEC” means the United States Securities and Exchange Commission.

“SEC Filings” has the meaning set forth in Section 4.7.

“Securities” has the meaning set forth in the Recitals.

“Shares” has the meaning set forth in the Recitals.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the 1934 Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, as to an Investor, the aggregate amount to be paid for the Shares purchased hereunder as specified opposite such Investor’s name on Exhibit A attached hereto, under the column entitled “Aggregate Purchase Price of Shares,” in U.S. Dollars and in immediately available funds.

“Subsidiary” means any corporation, company or partnership in which more than fifty percent (50%) of the stock or other units of ownership which by the terms thereof has the ordinary voting power to elect the board of directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by the Company.

“Trading Day” means a day on which Nasdaq is open for trading.

“Transaction Documents” means this Agreement, including the exhibits attached hereto, the Warrants, the Irrevocable Transfer Agent Instructions and any other documents or agreements executed and delivered by the Company and the Investors in connection with the transactions contemplated hereunder.

“Transfer Agent” has the meaning set forth in Section 7.2.

“Warrant Shares” has the meaning set forth in the Recitals.

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“Warrants” has the meaning set forth in the Recitals.

2.
Purchase and Sale of the Shares and Warrant Shares. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company will issue and sell, and each Investor will purchase, severally and not jointly, the number of Shares set forth opposite the name of such Investor under the heading “Number of Shares” on Exhibit A attached hereto, at a price per Share equal to the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the Effective Date (the “Per Share Purchase Price”). In addition, on the Closing Date, the Company will issue to each Investor a Warrant to purchase a number of Warrant Shares equal to 100% of the number of Shares purchased by such Investor, as indicated opposite the name of such Investor under the heading “Number of Warrant Shares” on Exhibit A attached hereto. The Warrants shall have an exercise price per Warrant Share equal to the Per Share Purchase Price.
3.
Closing.
3.1.
The closing of the purchase and sale of the Shares and the issuance of the Warrants pursuant to this Agreement (the “Closing”) shall be held remotely via the exchange of documents and signatures no later than 10:00 AM (Eastern Time) on the first Business Day after the Effective Date (the “Closing Date”). At or prior to the Closing, each Investor shall execute any related agreements or other documents required to be executed hereunder, dated on or before the Closing Date, including but not limited to the Investor Questionnaire in the form attached hereto as Appendix I (the “Investor Questionnaire”). The Company will notify each Investor of the Closing Date prior to the Closing.
3.2.
On the Closing Date, each Investor shall deliver or cause to be delivered to the Company the Subscription Amount via wire transfer of immediately available funds pursuant to the wire instructions delivered to such Investor by the Company on or prior to the Closing Date.
3.3.
At or promptly after the Closing, the Company shall deliver or cause to be delivered to each Investor (a) the number of Shares, registered in the name of the Investor (or its nominee in accordance with its delivery instructions) in book entry form, in the amount set forth opposite the name of such Investor under the heading “Number of Shares” on Exhibit A attached hereto, registered in the name of the Investor and (b) a Warrant, executed by the Company and registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire such number of Warrant Shares, as indicated opposite the name of such Investor under the heading “Number of Warrant Shares” on Exhibit A attached hereto, on the terms set forth therein.
4.
Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as otherwise described in the SEC Filings, which qualify these representations and warranties in their entirety, as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date):
4.1.
Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own or lease and use its properties

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and assets, to execute and deliver the Transaction Documents, to carry out the provisions of the Transaction Documents, to issue and sell the Shares and the Warrants and to carry on its business as presently conducted and as proposed to be conducted as described in the SEC Filings. Each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of the jurisdiction of its incorporation or organization, as applicable, and has all requisite power and authority to carry on its business and to own and use its properties. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective articles of association, charter, certificate of incorporation, bylaws, limited partnership agreement or other organizational or constitutive documents. The Company and each Subsidiary is duly qualified to do business as a foreign entity and is in good standing (to the extent such concept exists in the relevant jurisdiction) in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification necessary, except to the extent any failure to so qualify has not had and would not reasonably be expected to have a Material Adverse Effect.
4.2.
Authorization. The Company has the requisite corporate power and authority and has taken all requisite corporate action necessary for, and no further action on the part of the Company, its officers, directors and stockholders is necessary for, (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Company’s execution and delivery of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary board and stockholder action. Each of the Transaction Documents has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Investors, constitutes valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) general principles of equity that restrict the availability of equitable remedies and (c) to the extent that the enforceability of indemnification provisions may be limited by applicable laws.
4.3.
Capitalization. The Company is authorized under the Certificate of Incorporation to issue 490,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. The Company’s disclosure of its issued and outstanding capital stock in its most recent SEC Filing containing such disclosure was accurate in all material respects as of the date indicated in such SEC Filing. Since the date indicated in such SEC Filing, there has not been any change to the Company’s capital stock, other than as a result of the exercise of stock options or incentive awards in the ordinary course of business pursuant to the Company’s stock-based compensation plans described in the SEC Filings, and the exercise of warrants to purchase Common Stock described in the SEC Filings. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid and nonassessable, and none of such shares were issued in violation of any pre-emptive rights and such shares were issued in compliance in all material respects with applicable state and federal securities laws and any rights of third parties. No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to the issuance by the Company of any securities of the Company. Except as described in the SEC Filings and as provided in this Agreement, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which

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the Company is or may be obligated to issue any equity securities of any kind. Except as described in the SEC Filings or for agreements filed as exhibits to the SEC Filings, there are no material voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the security holders of the Company relating to the securities of the Company held by them. Except as described in the SEC Filings and as provided in this Agreement, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person. The issuance and sale of the Shares and the Warrants hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.
4.4.
Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those waived or created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. Assuming the accuracy of the representations and warranties of the Investors in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws. The Warrants have been duly authorized and, when issued in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents and the Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. Assuming the accuracy of the representations and warranties of the Investors in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws. As of the Closing Date, the Company shall have reserved from its duly authorized capital stock not less than 100% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants). The Company shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of the Warrants, 100% of the number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).
4.5.
Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws and the rules and regulations of Nasdaq, which the Company undertakes to file within the applicable time periods, except as have already been made, obtained or waived or where the failure to obtain any such approval, authorization,

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consent, order or filing would not impair the ability of the Company to issue and sell the Securities or to consummate the transactions contemplated by this Agreement.
4.6.
No Material Adverse Change. Since September 30, 2022, except as specifically set forth in a subsequent SEC Filing, there has not been:
(i)
any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2022, except for changes in the ordinary course of business which have not had and would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;
(ii)
any declaration or payment by the Company of any dividend, or any authorization or payment by the Company of any distribution, on any of the capital stock of the Company, or any redemption or repurchase by the Company of any securities of the Company;
(iii)
any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company;
(iv)
any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;
(v)
any satisfaction or discharge of a material lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business;
(vi)
any change or amendment to the Certificate of Incorporation or Bylaws, or termination of or material amendment to any contract of the Company that the Company is required to file with the SEC pursuant to Item 601(b)(10) of Regulation S-K;
(vii)
any material labor difficulties or, to the Company’s Knowledge, labor union organizing activities with respect to employees of the Company;
(viii)
any material transaction entered into by the Company other than in the ordinary course of business;
(ix)
the loss of the services of any executive officer (as defined in Rule 405 under the 1933 Act) of the Company; or
(x)
any other event or condition that, to the Company’s Knowledge, has had or would reasonably be expected to have a Material Adverse Effect.
4.7.
SEC Filings. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the 1933 Act and the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, for the year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the “SEC Filings”). At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1933 Act or 1934 Act, as applicable, and none of the SEC Filings, when filed, contained any untrue statement of a material fact or omitted to state a material fact

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required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
4.8.
No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities in accordance with the provisions thereof will not (i) conflict with or result in a breach or violation of (a) any of the terms and provisions of, or constitute a default under, the Certificate of Incorporation or Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the EDGAR system), or (b) assuming the accuracy of the representations and warranties in Section 5, any applicable statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company and each Subsidiary, or any of their assets or properties, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, encumbrance or other adverse claim upon any of the properties or assets of the Company and each Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract except, in the case of clauses (i)(b) and (ii) only, for such conflicts, breaches, violations and defaults as have not and would not reasonably be expected to have a Material Adverse Effect. This Section does not relate to matters with respect to tax status, which are the subject of Section 4.10, employee relations and labor matters, which are the subject of Section 4.13, intellectual property, which are the subject of Section 4.14, and environmental laws, which are the subject of Section 4.15.
4.9.
Compliance. The Company is not (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to environmental protection, occupational health and safety, product quality and safety and employment and labor matters, and excluding taxes, which are the subject of Section 4.10, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.
4.10.
Tax Matters. The Company and each Subsidiary have filed all tax returns required to have been filed by them and have paid all taxes shown thereon or otherwise owed by them, other than (i) those taxes being contested in good faith and for which adequate reserves have been provided or (ii) where the failure to so file or pay would not reasonably be expected to result in a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 4.17 below in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company and each Subsidiary has not been finally determined, except to the extent of any inadequacy that would not reasonably be expected to result in a Material Adverse Effect. There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company and each

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Subsidiary or any of their respective assets or property, which could reasonably be expected to result in a Material Adverse Effect.
4.11.
Title to Properties. The Company and each Subsidiary have good and marketable title to all real properties and all other tangible properties and assets owned by them, in each case free from liens, encumbrances and defects, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and the Company and each Subsidiary hold any leased real or personal property under valid, subsisting and enforceable leases with which the Company and each Subsidiary are in compliance and with no exceptions, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent convenience or other similar laws relating to creditor’s rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.
4.12.
Certificates, Authorities and Permits. The Company and each Subsidiary possess certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where the failure to so possess would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. During the past three years, the Company and each Subsidiary have not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company and each Subsidiary, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
4.13.
Labor Matters.
(a)
Neither the Company nor any Subsidiary are parties to or bound by any collective bargaining agreements or other agreements with labor organizations.
(b)
No labor dispute before the National Labor Relations Board with the employees of the Company and each Subsidiary, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the Company’s Knowledge, is threatened or imminent that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(c)
There are no claims pending against the Company before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. §§ 1981 or 1983 or any other federal, state or local law, statute or ordinance barring discrimination of employment that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
4.14.
Intellectual Property. Except as disclosed in the SEC Filings, and as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and each Subsidiary own, possess, license or have other rights to use, the patents and patent applications, copyrights, trademarks, service marks, trade names, service names and trade secrets as necessary or material for use in connection with their businesses as described in the SEC

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Filings (collectively, the “Intellectual Property Rights”), and to the Company’s Knowledge, there are no material liens, security interests or encumbrances that have been filed against any of these Intellectual Property Rights. No actions, suits, proceedings or claims are pending, or to the Company’s Knowledge, asserted or threatened against the Company and each Subsidiary alleging infringement of a patent or other intellectual property right of others. To the Company’s Knowledge, there is no existing infringement by another Person of any of the Intellectual Property Rights that would materially affect the use thereof by the Company. To the Company’s Knowledge, the development, manufacture, sale, and any currently proposed use of any of the products, proposed products or processes of the Company referred to in the SEC Filings, in the current or proposed conduct of the business of the Company, do not, and will not upon commercialization, to the Company’s Knowledge, infringe any right or valid patent claim of any third party. To the Company’s Knowledge, there are no ownership rights of third parties to any Intellectual Property Rights in any field of use that is exclusively licensed to the Company, other than any licensor to the Company of such Intellectual Property Rights. To the Company’s Knowledge, no action, suit, claim or other proceeding, except for routine patent and trademark prosecution proceedings in patent offices throughout the world, is pending or threatened challenging the validity, enforceability, scope, registration, ownership or use of any of the Intellectual Property Rights. To the Company’s Knowledge, no action, suit, claim or other proceeding is pending or threatened, challenging the Company’s rights in or to any Intellectual Property Rights. The Company and each Subsidiary have security procedures designed to protect the secrecy, confidentiality and value of their Intellectual Property Rights. To the Company’s Knowledge, no employee is in or has been in violation in any material respect of any term of any employment contract, invention assignment agreement, noncompetition agreement, or nondisclosure agreement with a former employer, executed prior to such employee’s employment where the basis of such violation relates to such employee’s employment and such violation occurred while employed and while the contract was valid and in effect. All material licenses or other material agreements under which the Company is granted rights to Intellectual Property are, to the Company’s Knowledge, in full force and effect and, to the Company’s Knowledge, there is no material default by any other party thereto. To the Company’s Knowledge, the licensors under material licenses and other material agreements had all requisite power and authority to grant the rights to the Intellectual Property Rights purported to be granted thereby. To the Company’s Knowledge, the consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company’s or any Subsidiary’s ownership or right to use any Intellectual Property Rights that is material to the conduct of the Company’s business as now conducted.
4.15.
Environmental Matters. Except as disclosed in the SEC Filings and as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), has released any hazardous substances regulated by Environmental Law on to any real property that it owns or operates, or has received any written notice or claim that it is liable for any off-site disposal or contamination pursuant to any Environmental Laws; and to the Company’s Knowledge, there is no pending or threatened investigation that would reasonably be expected to lead to such a claim.

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4.16.
Legal Proceedings. Except as disclosed in the SEC Filings, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company and each Subsidiary is a party or to which any property of the Company is subject that, individually or in the aggregate, if determined adversely to the Company and each Subsidiary, would reasonably be expected to have a Material Adverse Effect; and to the Company’s Knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.
4.17.
Financial Statements. The financial statements included in each SEC Filing comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and present fairly, in all material respects, the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, subject in the case of unaudited financial statements to normal year-end audit adjustments, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) (except as may be disclosed therein or in the notes thereto, and except that the unaudited financial statements may not contain all footnotes required by GAAP, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act). There are no financial statements (historical or pro forma) that are required to be included in the SEC Filings that are not so included as required.
4.18.
Insurance Coverage. The Company and each Subsidiary maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; the Company reasonably believes such insurance insures against such losses and risks in accordance with customary industry practice to protect the Company and each Subsidiary and their respective businesses and which is commercially reasonable for the current conduct of their respective businesses; all such insurance is fully in force on the date hereof; the Company and each Subsidiary are in compliance with the terms of such policies in all material respects; neither the Company nor any Subsidiary has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no material claims by the Company and each Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.
4.19.
Brokers and Finders.
(a)
The Company has agreed to pay Brookline Capital Markets, a division of Arcadia Securities, LLC (“BCM”), as placement agent, a placement agent fee consisting of (i) a cash payment equal to seven percent (7%) of the aggregate purchase price of the Shares purchased by Investors introduced to the Company by BCM (the “BCM Investors”), plus (ii) the issuance of a five-year warrant to purchase a number of shares of Common Stock equal to seven percent (7%) of the number of Shares purchased by BCM Investors, and exercisable at a price per share equal

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to one hundred twenty-five percent (125%) of the Per Share Purchase Price (the “Placement Agent Fee”).
(b)
The Company has previously executed an advisory agreement with H.C. Wainwright Co., LLC, pursuant to which the Company has agreed to pay H.C. Wainwright Co., LLC the Placement Agent Fee with respect to certain Persons introduced to the Company by H.C. Wainwright Co., LLC if any such Persons execute this Agreement and become Investors.
(c)
Except for the Placement Agent Fee payable to BCM with respect to certain Investors and a potential Placement Agent Fee payable to H.C. Wainwright Co., LLC with respect to certain persons who may become Investors, neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any other Person that would give rise to a valid claim against any of them for a brokerage commission, finder’s fee or like payment in connection with the offering, sale, and issuance of the Securities. Except for the Placement Agent Fee payable to BCM with respect to certain Investors and a potential Placement Agent Fee payable to H.C. Wainwright Co., LLC with respect to certain persons who may become Investors, no Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or, to the Company’s Knowledge, an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.
4.20.
No Directed Selling Efforts or General Solicitation. Neither the Company nor any Subsidiary nor any Person acting on their behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer, sale, or issuance of any of the Securities.
4.21.
No Integrated Offering. Neither the Company nor any Subsidiary nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act. Neither the Company nor any Subsidiary solicited an Investor through the use of general solicitation and either the Company or BCM has a substantive relationship with each Investor that was established prior to the commencement of the exempt offering contemplated herein.
4.22.
Internal Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(c) and 15d-15(e) of the 1934 Act) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is made known to the certifying officers by others within the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) receipts and expenditures are being made in accordance with management’s general or specific authorizations, and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the

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1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the end of the Company’s most recent audited fiscal year, to the Company’s Knowledge, there have been no significant deficiencies or material weakness detected in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
4.23.
Investment Company. The Company is not required to be registered as, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
4.24.
Tests and Preclinical and Clinical Trials. During the past three years, the studies, tests and preclinical and clinical trials conducted by or, to the Company’s Knowledge, on behalf of the Company were and, if still pending, are being, conducted in all material respects in accordance with all applicable Health Care Laws. The descriptions of the studies, tests and preclinical and clinical trials conducted by or, to the Company’s Knowledge, on behalf of the Company, contained in the SEC Filings are accurate in all material respects; the Company is not aware of any other studies, tests or preclinical and clinical trials, the results of which call into question the results described in the SEC Filings; and the Company has not received any written notices or correspondence from the U.S. Food and Drug Administration (the “FDA”), any foreign, state or local governmental body exercising comparable authority or any Institutional Review Board requiring the termination, suspension or clinical hold of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company. During the past three years, neither the Company nor, to the Company’s Knowledge, any of its officers or employees has committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (Sept. 10, 1991) and any amendments thereto. During the past three years, neither the Company nor, to the Company’s Knowledge, any officer or employee of the Company has been convicted of any crime or engaged in any conduct that has resulted in or would reasonably be expected to result in (i) debarment under 21 U.S.C. Section 335a or any similar state law or (ii) exclusion under 42 U.S.C. Section 1320a-7 or any similar state law or regulation.
4.25.
Manipulation of Price. The Company has not, and, to the Company’s Knowledge, no Person acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares.
4.26.
Bad Actor Disqualification. None of the Company, any predecessor or affiliated issuer of the Company nor, to the Company’s Knowledge, any director or executive officer of the Company or any promoter connected with the Company in any capacity, is subject to any of the “bad actor” disqualifications within the meaning of Rule 506(d) under the 1933 Act, except for a disqualification event covered by Rule 506(d)(2) or (d)(3). The Company has

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complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act.
4.27.
Foreign Corrupt Practices; Questionable Payments; Office of Foreign Assets Control. Neither the Company nor any Subsidiary has, and to the Company’s Knowledge, no agent or other person acting on behalf of the Company and each Subsidiary has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company and each Subsidiary (or made by any person acting on behalf of the Company and each Subsidiary of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended. Neither the Company nor the Subsidiary, nor any or their directors, officers or employees, nor, to the Company’s Knowledge, any agent, affiliate or representative of the Company or the Subsidiary, is an individual or entity that is, or is owned or controlled by an individual or entity that is: (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea and Syria).
4.28.
Anti-Money Laundering. The operations of the Company and the Subsidiary are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and each Subsidiary conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and each Subsidiary with respect to the Anti-Money Laundering Laws is pending or, to the Company’s Knowledge, threatened.
4.29.
Takeover Protections; Rights Agreements. The Company and the Board of Directors of the Company have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and the Investors’ ownership of the Securities.
4.30.
Transactions With Affiliates and Employees. Other than as contemplated by the Transaction Documents, no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the

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Company, on the other hand, that is required to be described in the SEC Filings that is not so described.
5.
Representations and Warranties of the Investors. Each of the Investors hereby, severally and not jointly, represents and warrants to the Company that:
5.1.
Organization and Existence. If such Investor is a corporation, partnership, limited liability company, trust or other entity, such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Securities pursuant to this Agreement.
5.2.
Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and each has been duly executed and when delivered will constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
5.3.
Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by any Investor to hold the Securities for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.
5.4.
Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.
5.5.
Disclosure of Information. Such Investor has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities, and has conducted and completed its own independent due diligence. Such Investor acknowledges receipt of copies of, or access through the EDGAR system to, the SEC Filings. Based on the information such Investor has deemed appropriate, it has independently made its own analysis and decision to enter into the Transaction Documents. Such Investor is relying exclusively on its own investment analysis and due diligence (including

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professional advice from its own independent advisors it deems appropriate), with respect to the execution, delivery and performance of the Transaction Documents, the Securities and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, limit or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. Such Investor acknowledges that it has not relied on any statements or other information provided by BCM or any of BCM’s Affiliates with respect to its decision to invest in the Securities, including information related to the Company, the Securities and the offer and sale of the Securities.
5.6.
Restricted Securities. Such Investor understands that the Shares and the Warrants are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.
5.7.
Legends.
(a)
It is understood that, except as provided below, certificates or book entry positions evidencing the Securities may bear the following or any similar legend:

“The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended. These securities are subject to transfer and other restrictions set forth in a Securities Purchase Agreement, dated December [●], 2022, copies of which are on file with the Company. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(b)
If required by the authorities of any state in connection with the issuance and sale of the Securities, certificates or book entry positions evidencing the Securities may bear any legend required by such state authority.
(c)
Certificates evidencing the Warrant Shares shall not contain any legend (including the legend set forth in Section 5.7(a)) if such legend is not required under applicable requirements of applicable securities laws.
5.8.
Accredited Investor. At the time such Investor was offered the Securities it was and, as of the date hereof such Investor is, an “accredited investor” within the meaning of Rule

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501 under the 1933 Act and has executed and delivered to the Company its Investor Questionnaire, which such Investor represents and warrants is true, correct and complete. Such Investor is a sophisticated investor with sufficient knowledge, sophistication and experience in business, including transactions involving private investments in public equity, to properly evaluate the risks and merits of its purchase of the Securities. Such Investor has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Securities and participation in the transactions contemplated by the Transaction Documents (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to such Investor, (iii) if applicable, have been duly authorized and approved by all necessary action, (iv) if applicable, do not and will not violate or constitute a default under such Investor’s charter, bylaws or other constituent document, or under any law, rule, regulation, agreement or other obligation by which such Investor is bound and (v) are a fit, proper and suitable investment for such Investor, notwithstanding the substantial risks inherent in investing in or holding the Securities.
5.9.
No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (a) any advertisement, article, notice or other communication published in any newspaper, magazine, website, or similar media, or broadcast over television or radio, or (b) any seminar or meeting to which such Investor was invited by any of the foregoing means of communications.
5.10.
Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.
5.11.
Short Sales and Confidentiality Prior to the Date Hereof. Other than consummating the transactions contemplated hereunder, such Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the Common Stock of the Company during the period commencing as of the time that such Investor was first contacted by the Company or any other Person regarding the transactions contemplated hereby and ending immediately prior to the date hereof. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Such Investor, its Affiliates and, to the knowledge of such Investor, authorized representatives and advisors of such Investor who are aware of the transactions contemplated hereby, maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of such transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

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5.12.
No Government Recommendation or Approval. Such Investor understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Securities.
5.13.
No Conflicts. The execution, delivery and performance by such Investor of the Transaction Documents and the consummation by such Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.
5.14.
Residency. Such Investor’s office in which its investment decision with respect to the Securities was made is located at the address immediately below such Investor’s name on the Schedule of Investors.
6.
Conditions to Closing.
6.1.
Conditions to the Investors’ Obligations. The obligation of each Investor to purchase the Shares at the Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):
(a)
The representations and warranties made by the Company in Section 4 hereof, as qualified by the SEC Filings, shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or by Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.
(b)
The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.
(c)
The Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the Shares and the Warrant Shares.
(d)
No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been

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instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.
(e)
The Investors shall have received the duly executed Irrevocable Transfer Agent Instructions instructing the Transfer Agent to deliver a book-entry statement evidencing the number of Shares equal to such Investor’s shares of Common Stock set forth below next to such Investor’s name on Exhibit A attached hereto registered in the name of such Investor.
(f)
No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.
(g)
The Company shall have delivered a certificate of the Secretary of the Company, dated as of the Closing Date, (i) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, and (ii) certifying the current versions of the Certificate of Incorporation and Bylaws of the Company.
(h)
Since the date hereof, no event or circumstance or series of events or circumstances shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.
6.2.
Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Shares and the Warrants at the Closing to the Investors is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:
(a)
The representations and warranties made by each Investor in Section 5 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof and on the Closing Date. The Investors shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.
(b)
Each Investor shall have executed and delivered the Investor Questionnaire.
(c)
Any Investor purchasing Shares at the Closing shall have paid in full its Subscription Amount to the Company.
6.3.
Termination of Obligations to Effect Closing; Effects.
(a)
The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:
(i)
Upon the mutual written consent of the Company and Investors that agreed to purchase a majority of the Shares (the “Majority Investors”) to be issued and sold pursuant to this Agreement;

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(ii)
By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company; or
(iii)
By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Investor.
(b)
Except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.
(c)
In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall be given promptly to the other Investors by the Company and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.
7.
Covenants and Agreements of the Company.
7.1.
Nasdaq Listing. From the date hereof until such time as the Shares and Warrant Shares have been sold pursuant to Rule 144 or are eligible for resale under Rule 144(b)(1) or any successor provision, the Company will take such action as is necessary to continue the listing and trading of its Common Stock on Nasdaq and, in accordance, therewith, will take all actions necessary to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable. The Company further agrees, if the Company applies to have the Common Stock traded on any other trading market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other trading market as promptly as possible. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.
7.2.
Removal of Legends. In connection with any sale or disposition of the Shares and Warrant Shares by an Investor pursuant to Rule 144 or pursuant to any other exemption under the 1933 Act such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Agreement, if requested by the Investor, the Company shall use its reasonable best efforts to request that the transfer agent for the Common Stock (the “Transfer Agent”) remove any restrictive legends related to the book entry account holding such Shares and Warrant Shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within three (3) Trading Days of receipt of such request

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from the Investor (such date, the “Legend Removal Date”); provided that the Company has received customary representations and other documentation reasonably acceptable to the Company in connection therewith not later than 5:00 p.m. Eastern Time on the date of such request. Subject to receipt by the Company of customary representations and other documentation reasonably acceptable to the Company in connection therewith, upon the earliest of such time as the Shares and Warrant Shares (i) have been sold or transferred pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144 or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision without the current public information requirement under Rule 144(c), the Company shall (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry shares, and (B) cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act. The Company shall be responsible for the fees of its Transfer Agent and all the Depository Trust Company fees associated with such issuance.
7.3.
Irrevocable Transfer Agent Instructions. The Company shall issue irrevocable instructions to its Transfer Agent, and any subsequent transfer agent to issue to the Investors (or in such nominee’s name(s) as designated by an Investor) book-entry notations representing the Shares and the Warrant Shares set forth next to such Investor’s name on Exhibit A attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 7.3 (or instructions that are consistent therewith) will be given by the Company to its Transfer Agent in connection with this Agreement and that the Shares and the Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 7.3 will cause irreparable harm to an Investor. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 7.3 will be inadequate and agrees, in the event of a breach by the Company of the provisions of this Section 7.3, that an Investor shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.
7.4.
Transfer Restrictions. Each Investor agrees that it will sell, transfer or otherwise dispose of the Securities only in compliance with all applicable state and federal securities laws.
7.5.
Subsequent Equity Sales. The Company shall not, and shall use its commercially reasonable best efforts to ensure that no controlled Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the 1933 Act of the sale of the Securities to the Investors. The Company shall not take any action or steps that would adversely affect reliance by the Company in any material respect on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or require registration of the Securities under the 1933 Act.

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7.6.
Short Sales and Confidentiality After the Date Hereof. Each Investor covenants that neither it nor any Affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the date hereof until the earlier of (i) the date after the transactions contemplated by this Agreement are first publicly announced or (ii) the date on which this Agreement is terminated in full. Each Investor covenants that until such time as all confidential information disclosed to it in connection with this transaction is publicly disclosed by the Company, such Investor will maintain the confidentiality of all such information, unless otherwise legally required to disclose.
7.7.
Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.
7.8.
Registration Rights; Rule 144.
(a)
The Company shall use its reasonable best efforts to register the resale by the Investors of the Registrable Securities and the issuance of the Warrant Shares upon exercise of the Warrants on a registration statement on Form S-3, or if Form S-3 is not available, Form S-1 (the “Registration Statement”), by filing such Registration Statement with the SEC no later than sixty (60) calendar days from the Closing Date, and shall use its reasonable best efforts to have the Registration Statement declared effective as soon as practicable, but in no event later than ninety (90) calendar days from the Closing Date, provided, that this deadline shall be extended to one hundred and twenty (120) calendar days after the Closing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the SEC, provided, further that the Company shall have the Registration Statement declared effective within five (5) Business Days after the SEC has notified the Company that it will not review, or has completed its review, of the Registration Statement. In no event shall the Investor be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that the Investor be identified as a statutory underwriter in the Registration Statement, the Investor will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from the Registration Statement, in which case the Company’s obligation to register the Registrable Securities will be deemed satisfied or (ii) be included as such in the Registration Statement. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Investors beneficially owning (as determined pursuant to Rule 13d-3 under the Exchange Act) a majority of the Registrable Securities.
(b)
Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any holder of Registrable Securities included in a Registration Statement, suspend the use of any Registration Statement, including any prospectus that forms a part of a Registration Statement, if the Company (X) determines that it would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential, (Y) the Company determines it must amend or supplement the Registration Statement or the related prospectus so that such Registration

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Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading or (Z) the Company has experienced or is experiencing some other material non-public event, including a pending transaction involving the Company, the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company; provided, however, in no event shall holders of Registrable Securities be suspended from selling Registrable Securities pursuant to the Registration Statement for a period that exceeds thirty (30) consecutive Trading Days or ninety (90) total Trading Days in any three hundred sixty (360)-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated hereby.
(c)
With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date on which all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date on which there are no longer Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish electronically to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.
(d)
The Company shall bear and be responsible for all fees relating to the Registration Statement (including filings fees, printer fees, and fees and expenses of the Company’s counsel and independent registered public accountants). In no event shall the Company be responsible for any broker or similar commissions of any Investor or any legal fees or other costs of the Investors.
8.
Survival and Indemnification.
8.1.
Survival. Subject to applicable statutes of limitations, the representations, warranties, covenants, and agreements contained in this Agreement shall survive the Closing and the delivery of the Securities.
8.2.
Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Investors, the officers, directors, partners, agents, investment advisors, members, and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each Investor, each

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Person who controls any such Investor (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, partners, stockholders, members and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person (each, an “Investor Indemnified Party”), from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) or expenses, joint or several, to which such Investor Indemnified Party may become subject, insofar as such losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on the inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder, or arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus thereto, or any amendment or supplement thereof, and will reimburse each Investor Indemnified Party for reasonable legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Investor Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, cost or expense arises out of or is based upon (i) the failure of such Investor Indemnified Party to materially comply with the covenants and agreements contained herein, (ii) the material inaccuracy of any representations made by such Investor Indemnified Party herein or in an Investor Questionnaire, (iii) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by an Investor Indemnified Party in writing specifically for use in the Registration Statement or a prospectus, (iv) the use by an Investor Indemnified Party of an outdated or defective prospectus after the Company has notified such Investor in writing that such prospectus is outdated or defective, or (v) an Investor Indemnified Party’s failure to send or give a copy of the prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities.
8.3.
Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorneys’ fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information regarding such Investor and furnished in writing by such Investor to the Company specifically for inclusion in the Registration Statement or prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater than the dollar amount of the proceeds received by such Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation.
8.4.
Indemnification Procedure. Promptly after any indemnified party hereunder (the “Indemnified Party”) has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third Person, which the Indemnified Party

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believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action, suit or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (a) at its expense, to assist the Indemnifying Party in the defense of such asserted liability and the negotiations of the settlement thereof and (b) if (i) the Indemnifying Party has failed to assume the defense or (ii) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party which consent shall not be unreasonably withheld or delayed, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party.
9.
Miscellaneous.
9.1.
Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable; provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate without the prior written consent of the Company or the other Investors, provided such assignee agrees in writing to be bound by the provisions hereof that apply to Investors. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity

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securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Securities” shall be deemed to refer to the securities received by the Investors in connection with such transaction. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
9.2.
Counterparts; E-mail. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
9.3.
Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
9.4.
Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) two Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their electronic mail address or address as set forth below, or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 9.4.

If to the Company:

SAB Biotherapeutics, Inc.

2100 East 54th Street North

Sioux Falls, South Dakota, 57104

Attention: Eddie Sullivan

Email: eddie@sab.bio

With a copy (which will not constitute notice) to:

Dentons US LLP

Ilan Katz

101 John F Kennedy Pkwy.

Short Hills, NJ 07078

Email: Ilan.Katz@Dentons.com

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If to the Investors:

to the contact information set forth on the signature pages hereto.

9.5.
Expenses. The parties hereto shall pay their own costs and expenses in connection herewith regardless of whether the transactions contemplated hereby are consummated; it being understood that each of the Company and each Investor has relied on the advice of its own respective counsel. The Company shall pay any Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Investors.
9.6.
Amendments and Waivers. Other than as provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and (a) prior to the Closing, the Majority Investors and (b) following the Closing, Investors holding a majority of the Shares issued and sold pursuant to this Agreement that are then-held by such Investors; provided, however, that in no event may any Investor’s Subscription Amount or Number of Shares set forth on Exhibit A hereto be amended without the written consent of such Investor. Notwithstanding the foregoing, this Agreement may not be amended and the observance of any term of this Agreement may not be waived with respect to any Investor without the written consent of such Investor unless such amendment or waiver applies to all Investors in the same fashion. Any amendment or waiver effected in accordance with this paragraph shall be binding upon (i) prior to Closing, each Investor and (ii) following the Closing, each holder of any Securities purchased under this Agreement, and in each case, each future holder of all such Securities and the Company.
9.7.
Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior written consent of the Company (in the case of a release or announcement by the Investors) or the Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld or delayed), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance. No later than the Trading Day immediately following the date of this Agreement, the Company shall issue a press release or make a public filing with the SEC (the “Cleansing Release”) disclosing all material terms of the transactions contemplated by this Agreement and any other material, nonpublic information that the Company may have provided to any Investor in connection with the transactions contemplated by this Agreement; provided however, that any material, nonpublic information relating to the Company’s clinical trials and other product development activities that the Company may have provided to any Investor will only be cleansed in the Company’s ordinary course of public disclosures. Notwithstanding anything to the contrary, the Company shall not publicly disclose the name of an Investor or any of its Affiliates or advisers, or include the name of the Investor or any of its Affiliates or advisers in the Cleansing Release, any filing with the SEC or any regulatory agency or trading market filing, press release or any other public announcement without the prior written consent of such Investor except (A) as required by the federal securities

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laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or regulatory agency or under the regulations of Nasdaq, in which case of clause (A) or (B), the Company shall provide such Investor with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with such Investor regarding such disclosure. The Company shall not, and shall cause each of its officers, directors, employees and agents not to, provide any Investor with any material nonpublic information regarding the Company from and after issuance or filing of the Cleansing Release without the express prior written consent of such Investor.
9.8.
Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.
9.9.
Entire Agreement. This Agreement, including the signature pages, exhibits, the other Transaction Documents and any oral or written agreement between the Company (or on its behalf) and any Investor regarding confidentiality matters that was entered into in connection with the transactions contemplated hereby constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
9.10.
Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.
9.11.
Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
(a)
This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof (other than Sections 5-1401 and 5-1402 of the General Obligations Law).
(b)
Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or

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proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
(c)
EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
9.12.
Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

(remainder of page intentionally left blank)

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:

SAB BIOTHERAPEUTICS, INC.

By:

Name: Eddie Sullivan

Title: Chief Executive Officer

Signature Page

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:

FOR ENTITY:

_____________________________________
Name of Entity Above

By:
(Signature)

Name: __________________________

Title:____________________________

INVESTOR:

FOR INDIVIDUAL

_____________________________________
(Signature)

Name:

Signature Page

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EXHIBIT A

Schedule of Investors

Investor Name, Address and Email	Number of Shares	Number of Warrant Shares	Aggregate Purchase Price of Shares

Exhibit A

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APPENDIX I

Form of Investor Questionnaire

INVESTOR QUESTIONNAIRE

To: SAB Biotherapeutics, Inc.,

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of (i) shares (the “Shares”) of common stock, par value $0.01 per share (“Common Stock”), of SAB Biotherapeutics, Inc., a Delaware corporation (the “Corporation”) and (ii) warrants to acquire additional shares of Common Stock (with the Shares, the “Securities”). The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. By signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A. BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Business Address:__________________________________________________________

(Number and Street)

City: _________________ State: ___________ Zip Code: ___________

Telephone Number: _______________________

Appendix I – Page 1

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If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: _________________________

State of formation: _____________________

Approximate Date of formation: __________________

Were you formed for the purpose of investing in the Securities being offered?

Yes ☐ No ☐

If an individual:

Residence Address: _____________________________________________________

(Number and Street)

City: _________________ State: _________ Zip Code: ___________

Telephone Number: _______________________

Age: __________ Citizenship: _________

Where registered to vote: _______

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

__________________________________________________

__________________________________________________

Are you a director or executive officer of the Corporation? Yes ☐ No ☐

Social Security or Taxpayer Identification No.: ________________

Appendix I – Page 2

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PART B. ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Corporation to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a purchaser of Securities of the Corporation.

☐ (1) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ (2) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

☐ (3) An insurance company as defined in Section 2(a)(13) of the Securities Act;

☐ (4) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

☐ (5) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐ (6) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ (7) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ (8) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐ (9) An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

☐ (10) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Corporation;

Appendix I – Page 3

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☐ (11) A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (exclusive of the value of that person’s primary residence);

☐ (12) A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

☐ (13) An executive officer or director of the Corporation;

☐ (14) An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

PART C. BAD ACTOR QUESTIONNAIRE

1. During the past ten years, have you been convicted of any felony or misdemeanor that is related to any securities matter?

Yes ☐ (If yes, please continue to Question 1.a)

No ☐ (If no, please continue to Question 2)

a) If your answer to Question 1 was “yes”, was the conviction related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the Securities and Exchange Commission (the “SEC”); or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes ☐ No ☐

2. Are you subject to any court injunction or restraining order entered during the past five years that is related to any securities matter?

Yes ☐ (If yes, please continue to Question 2.a)

No ☐ (If no, please continue to Question 3)

a) If your answer to Question 2 was “yes”, does the court injunction or restraining order currently restrain or enjoin you from engaging or continuing to engage in any conduct or practice related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the SEC; or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes ☐ No ☐

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3. Are you subject to any final order of any governmental commission, authority, agency or officer(2) related to any securities, insurance or banking matter?

Yes ☐ (If yes, please continue to Question 3.a)

No ☐ (If no, please continue to Question 4)

a)If your answer to Question 3 was “yes”:

i) Does the order currently bar you from: (i) associating with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities?

Yes ☐ No ☐

ii) Was the order (i) entered within the past ten years and (ii) based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct?

Yes ☐ No ☐

4. Are you subject to any SEC disciplinary order?(3)

Yes ☐ (If yes, please continue to Question 4.a)

No ☐ (If no, please continue to Question 5)

a) If your answer to Question 4 was “yes”, does the order currently: (i) suspend or revoke your registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) place limitations on your activities, functions or operations; or (iii) bar you from being associated with any particular entity or class of entities or from participating in the offering of any penny stock?

5. Are you subject to any SEC cease and desist order entered within the past five years?

Yes ☐ (If yes, please continue to Question 5.a)

No ☐ (If no, please continue to Question 6)

a) If your answer to Question 5 was “yes”, does the order currently require you to cease and desist from committing or causing a violation or future violation of (i) any knowledge-based anti-fraud provision of the U.S. federal securities laws or (ii) Section 5 of the Securities Act?

Yes ☐ No ☐

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6. Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association?

Yes ☐ (If yes, please describe the basis of any such suspension or expulsion and any related details in the space provided under Question 10 below)

No ☐ (If no, please continue to Question 7)

7. Have you registered a securities offering with the SEC, made an offering under Regulation A or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC?

Yes ☐ (If yes, please continue to Question 7.a)

No ☐ (If no, please continue to Question 8)

a) If your answer to Question 7 was “yes”:

i) During the past five years, was any such registration statement or Regulation A offering statement the subject of a refusal order, stop order or order suspending the Regulation A exemption?

Yes ☐No ☐

ii) Is any such registration statement or Regulation A offering statement currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes ☐ No ☐

8. Are you subject to a U.S. Postal Service false representation order entered within the past five years?

Yes ☐ No ☐

9. Are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes ☐ No ☐

10. In the space provided below, describe any facts or circumstances that caused you to answer “yes” to any Question (indicating the corresponding Question number). Attach additional pages if necessary.

___________________________________________________________________

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___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

(SIGNATURE PAGE FOLLOWS)

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A. FOR EXECUTION BY AN INDIVIDUAL:

By:

Print Name:

Date:

B. FOR EXECUTION BY AN ENTITY:

Entity Name:

By:

Print Name:

Title:

Date:

C. ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

By:

Print Name:

Title:

Date:

Entity Name:

By:

Print Name:

Title:

Date:

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